UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549


                                      FORM 8-K

                                   CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) November 5, 1998


                               TRIARC COMPANIES, INC.
                 --------------------------------------------------
               (Exact name of registrant as specified in its charter)


          DELAWARE                1-2207            38-0471180
          -----------------       --------------    --------------
          (State or other         (Commission       (I.R.S. Employer
          jurisdiction of         File No.)         Identification No.)
          incorporation of
          organization)


          280 Park Avenue
          New York, NY                                             10017
          ---------------------------------------            -----------------
          (Address of principal executive office)                (Zip Code)


          Registrant's telephone number, including area code:   (212)  451-3000


          ---------------------------------------            ------------------
          (Former name or former address,                        (Zip Code)
           if changed since last report)


                                 Page 1 of 3 Pages
                          Exhibit Index appears on Page 3



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        3.1    By-laws of Triarc, as currently in effect.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                                   TRIARC COMPANIES, INC.



                                                   By: BRIAN L. SCHORR
                                                       Brian L. Schorr
                                                       Executive Vice President
                                                       and General Counsel

Dated: November 5, 1998



                                       EXHIBIT

Exhibit
   No.                         Description                            Page No.
-------                        -----------                            --------

3.1 --         By-laws of Triarc, as currently in effect.